SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

MakeMusic! Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)

6210 Bury Drive
Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices and Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99	Press release dated August 12, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On August 12, 2003, MakeMusic! Inc. issued a press release announcing its 2003 second quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKEMUSIC! INC.

Date August 12, 2003	By	/s/ Barbara S. Remley Barbara S. Remley, Chief Financial Officer

EXHIBIT INDEX

MAKEMUSIC! INC.
Form 8-K Current Report

EXHIBIT NO.	ITEM

99	Press Release dated August 12, 2003